AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 2, 2005
                                                   REGISTRATION NOS. 333 -122901
                                                                      811 -21719
================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------
                                    FORM N-1A
                              ---------------------

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|
   PRE-EFFECTIVE AMENDMENT NO.                                               |_|
   POST-EFFECTIVE AMENDMENT NO. 3                                            |X|
      AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|
   AMENDMENT NO. 7                                                           |X|
                              ---------------------
                                 CLAYMORE TRUST
               (Exact Name of Registrant as Specified in Charter)
                              ---------------------

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
          (Address of Principal Executive Offices, including Zip Code)
       Registrant's Telephone Number, Including Area Code: (630) 505-3700

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                     (Name and Address of Agent for Service)

                              ---------------------

                                   COPIES TO:
                                CATHY G. O'KELLY
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

|_| immediately upon filing pursuant to paragraph (b) of Rule 485; or |_| on (date) pursuant to paragraph (b) of Rule 485; or |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485; |_| on (date) pursuant to paragraph (a)(1) of Rule 485; or |X| 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or |_| on (date) pursuant to paragraph (a)(2) of Rule 485; or |_| on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                EXPLANATORY NOTE

         The Registrant filed Post-Effective Amendment No. 1 to its registration statement pursuant to Rule 485(a)(2) of the Securities Act of 1933 on July 7, 2005. Post-Effective Amendment No. 1 amends the Registrant's registration statement to establish two additional series, Claymore/Fiduciary Large Cap Core Fund and Claymore Core Equity Fund. The Registrant filed Post-Effective Amendment No. 2 to its registration statement pursuant to Rule 485(a)(2) of the Securities Act of 1933 on August 15, 2005. Post-Effective Amendment No. 2 amends the Registrant's registration statement to establish two additional series, Claymore/[ ] Senior Floating Rate Fund and Claymore/Zacks Rank Mutual Fund. The Registrant is now filing Post-Effective Amendment No. 3 to its registration statement to amend its registration statement for the purpose of establishing a new series, Claymore Inverse Rate Municipal Fund. The information contained in Post-Effective Amendment No. 3 relates solely to Claymore Inverse Rate
Municipal Fund and not to any other series.

                 SUBJECT TO COMPLETION - DATED SEPTEMBER 2, 2005

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


[CLAYMORE(R) LOGO]




                      CLAYMORE INVERSE RATE MUNICIPAL FUND

                                   PROSPECTUS



                                 CLASS A SHARES

                                 CLASS C SHARES


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                     , 2005

                                TABLE OF CONTENTS

                                                                            PAGE

Risk/Return Summary............................................................1
Fund Performance...............................................................3
Fees and Expenses of the Fund..................................................3
Investment Objectives and Strategies...........................................4
Risks  ........................................................................7
Investment Advisory Services...................................................8
Distribution Plan and Service Plan.............................................9
Purchase of Shares............................................................10
Redemption of Shares..........................................................17
Frequent Purchases and Redemptions............................................19
Shareholder Services and Policies.............................................20
Distributions From the Fund...................................................21
Federal Income Taxation.......................................................21
Other Information.............................................................24
Financial Highlights..........................................................24
Appendix A ..................................................................A-1


         No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

         The Fund's primary investment objective is to provide total return in a rising interest rate environment. The Fund's secondary objective is to provide current income exempt from federal income taxes.

PRIMARY INVESTMENT STRATEGIES

         The Fund pursues its investment objectives by investing in a combination of long positions in municipal securities and short positions in derivative instruments. The Fund intends to maintain a net short position at all times, which means the Fund's total return is expected to have a negative correlation with the long-term municipal securities market. The Fund's long portfolio will consist of a diversified portfolio of municipal securities selected through fundamental analysis and typically reflecting credit quality, diversification across sectors, and maturities commensurate with its benchmark index, the Lehman Long-Term Municipal Index. The Fund's short position will consist of a continuous hedge on between 125% and 200% of its total assets, primarily through interest rate swaps. To a lesser degree, the Fund may effect a short position in futures, options and other derivatives for hedging purposes. The hedge will be designed to provide an offset to the declining value of the municipal securities in the portfolio during a period of rising interest rates. The amount of the portfolio's assets hedged at any one time, and the derivative securities used to provide the hedge will vary, depending on the portfolio managers' outlook regarding interest rates and interest rate spreads. Although the Fund seeks current income exempt from federal income taxes and will not invest in municipal securities subject to the alternative minimum tax, the Fund's investments in certain derivatives as part of its hedging strategy could result in capital gains distributions that would subject shareholders to federal income taxation.

         Investment in the Fund may be appropriate for investors who are:

         o Seeking exposure to municipal securities, but are concerned about potential depreciation in principal from rising interest rates;

         o Seeking current income which is exempt from federal income taxes;

         o        Seeking a hedge against rising interest rates.

         Investment in the Fund is not appropriate for investors who are:

         o Unwilling to accept price fluctuations, including the possibility of sharp price declines;

         o        Seeking to avoid any capital gains;

         o        Investing to meet short-term financial goals.

PRIMARY INVESTMENT RISKS

         An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objectives.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Interest Rate Risk. The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which the Fund invests, while a decrease causes a rise. The longer a fixed income security's duration, the more its value typically rises or falls in response to a change in interest rates. While the value of the Fund's municipal securities will generally respond to interest rate changes in this manner, the Fund's hedging strategy may cause an opposite response in the value of the Fund's entire portfolio (i.e., the Fund may lose value as its municipal securities are increasing in value and vice versa).

         Credit Risk. The financial condition of an issuer of a security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. Accordingly, the value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities.

         Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Because of the Fund's hedging strategy, the Fund will respond differently to this risk than funds which are positively correlated to the municipal market.

         Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements or changes in interest rate spreads; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could magnify potential losses in markets adverse to the Fund's objectives (i.e., falling interest rates). There is no guarantee that derivatives activities will work, and their use could cause lower returns or even losses to the Fund.

         Tax Risk. Political or legal actions could change the tax-exempt status of the Fund's dividends. See "Federal Income Taxation."
--------------------------------------------------------------------------------

                                FUND PERFORMANCE

         As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's Investment Adviser believes is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

                          FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                       CLASS A SHARES            CLASS C SHARES
                                                                       --------------            --------------
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price).............................                     %(1)                   None
Maximum deferred sales charge (load) (as a percentage of the
   lesser of original purchase price or redemption proceeds).                  None(2)                      %
Redemption fee(3)............................................                 2.00%                     2.00%

                                                                       CLASS A SHARES            CLASS C SHARES
                                                                       --------------            --------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
   FROM FUND ASSETS)
Management fee...............................................                [  ]                      [  ]
Distribution and/or service (12b-1) fees.....................                     %                         %(5)
Other expenses(4)............................................                [  ]                      [  ]
Total annual fund operating expenses.........................                [  ]                      [  ]

-----------------
1 Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

2 The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of % if redeemed within twelve months of purchase. See "Purchase of Shares--Class A Shares."

3 Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See "Redemption of Shares."

4 "Other Expenses" have been estimated for the Fund's initial fiscal year based on an asset size of [ ]. The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to [ ]% and [ ]% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until [ ], 2006. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

5 While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

EXAMPLE

         The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The
example is based on an asset size of $[    ].

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                         ONE YEAR        THREE YEARS
                                         --------        -----------
Class A Shares..................           $[  ]             $[  ]
Class C Shares..................           $[  ]             $[  ]

         You would pay the following expenses if you did not redeem your shares:

                                         ONE YEAR        THREE YEARS
                                         --------        -----------
Class A Shares..................           $[  ]             $[  ]
Class C Shares..................           $[  ]             $[  ]


                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

         The Fund's primary investment objective is to provide total return in a rising interest rate environment. The Fund's secondary objective is to provide current income exempt from federal income taxes.

         The Fund's investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENTS AND STRATEGIES

         The Fund pursues its investment objectives by investing in a combination of long positions in municipal securities and short positions in derivative instruments. The Fund intends to maintain a net short position at all times, which means the Fund's total return is expected to have a negative correlation with the long-term municipal securities market. The Fund's long portfolio will consist of a diversified portfolio of municipal securities selected through fundamental analysis and typically reflecting credit quality, diversification across sectors, and maturities commensurate with its benchmark index, the Lehman Long-Term Municipal Index. The Fund's short position will consist of a continuous hedge on between 125% and 200% of its total assets, primarily through interest rate swaps. To a lesser degree, the Fund may effect a short position in futures, options and other derivatives for hedging purposes. The hedge will be designed to provide an offset to the declining value of the municipal securities in the portfolio during a period of rising interest rates. The amount of the portfolio's assets hedged at any one time, and the derivative securities used to provide the hedge will vary, depending on the portfolio managers' outlook regarding interest rates and interest rate spreads. Although the Fund seeks current income exempt from federal income taxes and will not invest in municipal securities subject to the alternative minimum tax, the Fund's investments in certain derivatives as part of its hedging strategy could result in capital gains distributions that would subject shareholders to federal income taxation.

         Municipal Securities. Municipal securities are debt instruments issued by state, city and local governments to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue obligations may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance.

         General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. Revenue obligations also may include "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The Fund will not invest in private activity bonds subject to the alternative minimum tax. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Fund will not invest more than 25% of its assets in municipal securities backed by revenues derived from the same industry. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities. One or a small number of institutional investors, such as the Fund, may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable. For more information on the types of municipal securities in which the Fund may invest, see the Fund's Statement of Additional Information.

         Municipal Securities Selection. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objectives. In assessing the appropriate maturity, rating and sector weightings of the portfolio, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

         The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the overall sector and regional weightings of the portfolio on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in short-term trading. There can be no assurance that the process will be successful.

         Credit Management. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities (i.e., securities rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment

Adviser to be of comparable credit quality). The Investment Adviser will determine the allocation of the portfolio among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. However, the Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to below-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that higher yielding municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, below-investment grade securities. Municipal securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

         The Investment Adviser seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Investment Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. The Investment Adviser believes that a prudent blend of investment grade and below-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk.

         Interest Rate and Hedging Transactions. The Investment Adviser may utilize a variety of strategic transactions to seek to protect the value of the Fund's assets in the portfolio and to provide total return in a time of rising interest rates. The Fund intends to hedge its portfolio against changes in interest rates primarily through interest rate swap agreements and other similar instruments. The hedge seeks to produce total return when interest rates are rising, a result that would be opposite of most traditional municipal bond funds. The Fund also may use exchange-traded futures and options contracts, options on futures contracts and similar instruments. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movement in interest rates and securities prices and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. There is no assurance that any such hedging strategies will be successful.

         Taxation of Municipal Securities. Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. The Fund's investment in certain derivatives may produce capital gains that will be distributed to shareholders. In addition, gains on sales of Fund shares that you own are not generally exempt from regular federal income tax. Distributions by the Fund of any income or gains realized on the Fund's strategic transactions generally will not be tax-advantaged income (i.e., they will be taxed at ordinary income tax rates). From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, would materially and adversely affect the Fund.

SECONDARY INVESTMENT STRATEGIES

         The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments) during times in which investment risks in the municipal securities markets are unattractive.

PORTFOLIO TURNOVER

         The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short-term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                      RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

PRIMARY INVESTMENT RISKS

         No History of Operations. The Fund is a newly organized, diversified, open-end management investment company with no history of operations.

         Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

         Interest Rate Risk. The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the securities in which the Fund invests, while a decrease causes a rise. The longer a fixed income security's duration, the more its value typically rises or falls in response to a change in interest rates. While the value of the Fund's municipal securities will generally respond to interest rate changes in this manner, the Fund's hedging strategy may cause an opposite response in the value of the Fund's entire portfolio (i.e., the Fund may lose value as its municipal securities are increasing in value and vice versa).

         Credit Risk. The financial condition of an issuer of a security held by the Fund may cause it to default or become unable to pay interest or principal due on the security. The Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults. The degree of risk for a particular security may be reflected in its credit rating. Generally, investment risk and price volatility increase as a security's credit rating declines. Accordingly, the value of your investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities.

         Market Risk. Deteriorating conditions might cause a general weakness in the municipal securities market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds as an investment. Because of the Fund's hedging strategy, the Fund will respond differently to this risk than funds which are positively correlated to the municipal market.

         Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and changes in interest rate spreads; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will work, and their use could cause lower returns or even losses to the Fund.

         Tax Risk. Political or legal actions could change the tax-exempt status of the Fund's dividends. Also, to the extent that the Fund invests in taxable securities, or if the Fund realizes gains on the sale of securities, a portion of its income would be subject to regular federal See "Federal Income Taxation."

ADDITIONAL RISK CONSIDERATIONS

         In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

                          INVESTMENT ADVISORY SERVICES


INVESTMENT ADVISER

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. The Investment Adviser acts as investment adviser to several closed-end and open-end management investment companies.

ADVISORY FEES

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily net assets for the services and facilities it provides.

         In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

PORTFOLIO MANAGEMENT

         Vincent Giordano, Senior Managing Director of Municipal Investment Management for Claymore Advisors, LLC. Mr. Giordano's investment management experience dates back to the 1970's, and he currently leads the Investment Adviser's municipal bond investment management team. He previously served as Senior Vice President and Portfolio Manager of the tax-exempt department with Merrill Lynch Asset Management/Merrill Lynch Investment Managers.

         Roberto Roffo, Managing Director. Mr. Roffo has twelve years of investment management experience and works with the Investment Adviser's team in developing, marketing and managing municipal securities funds. Mr. Roffo previously served as a Director and Portfolio Manager with Merrill Lynch Asset Management/Merrill Lynch Investment Managers, where he managed approximately $4 billion in assets.

         Christian Smith, Managing Director. With financial services experience dating back to 1986, Mr. Smith serves as a Portfolio Manager for the Investment Adviser and also is active in the Investment Adviser's product development process. Mr. Smith previously served as Senior Portfolio Manager for HSBC Private Bank and as Senior Vice President and Municipal Team Leader for Oppenheimer Funds. Mr. Smith was also previously a co-head of the Municipal Portfolio Management Team for Prudential Global Asset Management, where he was responsible for approximately $6 billion in assets under management.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

                       DISTRIBUTION PLAN AND SERVICE PLAN

         The Fund has adopted a distribution and services plan (the "Plan") with respect to its Class A and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

         The amount of distribution fees and service fees varies between the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.

         The distribution fees payable under the Plan are up to [__]% for Class C Shares. The service fees payable under the Plan are up to [__]% for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               PURCHASE OF SHARES


GENERAL

         This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

         o Class A Shares generally bear sales charge expenses at the time of purchase.

         o Class C Shares generally bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

PRICING FUND SHARES

         The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

         The net asset value per share for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.

         The Fund values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Positions in interest rate swaps, futures contracts and options on interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Trustees. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees believe accurately reflects fair value. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

         Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

         The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

         If events materially affecting the value of foreign portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities will be valued at their fair value as determined in good faith by the Investment Adviser based in accordance with procedures established by the Board of Trustees.

HOW TO BUY SHARES

         The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

         Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Fund's transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.

         Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

         The minimum investment amount when establishing an account with the Fund is $2,500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new account and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

         The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if the Fund believes that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Fund's sole discretion, they are deemed to be in the Fund's best interest, or when the Fund is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund and/or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or Distributor's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

         All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

         The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor does not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Fund may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

         Shares of the Fund have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

CLASS A SHARES

         Class A Shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

         Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:

                                        CLASS A SHARES SALES CHARGE SCHEDULE

                                 FRONT-END SALES CHARGE          FRONT-END SALES
                                   AS A % OF OFFERING            CHARGE AS A % OF
       YOUR INVESTMENT                   PRICE*                YOUR NET INVESTMENT          DEALER REALLOWANCE
--------------------------------------------------------------------------------------------------------------
Up to $50,000                           [     ]%                     [     ]%                    [     ]%
$50,000-$99,999                         [     ]%                     [     ]%                    [     ]%
$100,000-$249,999                       [     ]%                     [     ]%                    [     ]%
$250,000-$499,999                       [     ]%                     [     ]%                    [     ]%
$500,000-$999,999                       [     ]%                     [     ]%                    [     ]%
$1 million or more                            See below                                          [     ]%

----------------
* The offering price includes the sales charge.

         Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

CLASS A SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class A Shares also may be entitled to reduced sales charges through certain purchase programs offered by the Fund.

         Quantity Discounts. You may be able to lower your Class A sales charges if:

         o you plan to invest at least $50,000 in Class A Shares (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent") (see below);

         o the amount of Class A Shares you already own (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

         o you are investing a total of $50,000 or more in Class A Shares of the Fund and other Participating Funds on the same day ("Combined Purchases").

         By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of Claymore funds. Any shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

         The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

         For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

         As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.

         Investors must notify the Fund or their authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

         For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges"), consult with your financial advisor.

         Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

         o        reinvesting dividends or distributions

         o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

         o exchanging an investment in Class A Shares of another fund in the Claymore family of funds for an investment in the Fund

         o        a current or former director or trustee of the Claymore funds

         o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Claymore Securities, Inc. or its affiliates or of a sub-adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

         o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund or unit investment trust.

         o using proceeds from the termination of a Claymore unit investment trust.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

         Large Order Net Asset Value Purchase Privilege. If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A Shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you're eligible.

         Investors may purchase additional shares by calling (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

         Exchange Privilege. Shareholders may exchange shares of the Fund into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Fund or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a new account and $100 for existing accounts.

         Reinstatement Privilege. If you sell shares in a Claymore fund and then decide to invest within Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Claymore fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Fund's shareholder service agent or your financial representative.

         Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.

CLASS C SHARES

         Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed less than twelve (12) months from the date of purchase.

         The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no contingent deferred sales charge is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

         In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

CLASS C SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of contingent deferred sales charges through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced contingent deferred sales charge is applicable and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced contingent deferred sales charge. These include:

         o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In addition, there are certain cases in which you may be exempt from a CDSC. These include:

         o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or the Fund's shareholder service agent to determine if the conditions exist;

         o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

         o        withdrawals related to certain retirement or benefit plans; or

         o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

AVAILABILITY OF INFORMATION

         Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on our web site at www.claymore.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                              REDEMPTION OF SHARES

         Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person.

         Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

         Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

         Redemption Fees. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

         The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.
         The redemption fee will not be charged in connection with the following exchange or redemption transactions:

         o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

         o        transactions involving hardship of any registered shareholder;

         o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

         o transactions involving shares purchased through the reinvestment of dividends or other distributions;

         o transactions initiated by the Fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the Fund);

         o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);

         o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

         o redemptions representing the return of excess contributions in retirement accounts.

         Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of Fund assets. Accordingly, a large percentage of the Fund's assets may not be subject to the redemption fee. The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

         Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Fund's transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan Street, Milwaukee, WI 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank; or other financial intermediary. A notary public is not a sufficient guarantor.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

         In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share next determined after the request in proper form is received by the transfer agent.

         Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:

         o        If ownership is changed on the account

         o        When adding telephone redemption to an existing account

         o        When adding or changing any automated bank instructions

         Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

         Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at
(877) CLAYMORE. The Distributor, transfer agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.

         For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges.

                       FREQUENT PURCHASES AND REDEMPTIONS

         The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund's net asset value and result in dilution to long-term shareholders.

         In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

         o The Fund reserves the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

         o The Fund reserves the right to modify, limit or terminate the exchange privilege for any investor.

         o The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

         o To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

         The Fund has delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Fund, the Investment Adviser may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund. Although the Fund notifies intermediaries of and requests that they enforce the Fund's policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Fund's policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

         The Fund's policies and procedures may be amended at any time.

                        SHAREHOLDER SERVICES AND POLICIES

         Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

DIVIDEND REINVESTMENT PLAN

         A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the Fund. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN

         An automatic investment plan is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.

FUND INFORMATION

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

                           DISTRIBUTIONS FROM THE FUND

         The Fund intends to pay substantially all of its net investment income to shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to shareholders as capital gain distributions at least annually. The Fund expects that dividends and distributions paid on the shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain, qualified dividend income (income from domestic and certain foreign corporations) and income from certain hedging and interest rate transactions and
(ii) net capital gain (net gains from the sale of capital assets held for more than 12 months less any net short-term capital loss for such year).

         The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly distribution which, in the Fund's good faith judgment, constitutes net capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the federal tax laws applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

TAXATION OF SHAREHOLDERS

         Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by capital losses.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

                                OTHER INFORMATION


DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site.

         The Fund discloses portfolio holdings on its public web site www.claymore.com as follows:

         o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

                              FINANCIAL HIGHLIGHTS

         Because Class A and Class C Shares of the Fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

         o        Call your broker
         o        www.claymore.com
         o        FundInfo(R)
         o        Telephone:  (877) CLAYMORE

DEALERS

         o        www.claymore.com
         o        FundInfo(R)
         o        Distributor Telephone:  (800) 345-7999

Claymore Inverse Rate Municipal Fund
2455 Corporate West Drive
Lisle, Illinois 60532

Investment Adviser
  Claymore Advisors, LLC
  2455 Corporate West Drive
  Lisle, Illinois 60532

Distributor                        Transfer Agent
  Claymore Securities, Inc.          US Bancorp Fund Services, LLC
  2455 Corporate West Drive          615 E. Michigan St. Fl 3
  Lisle, Illinois 60532              Milwaukee, WI 53202

Custodian                          Independent Registered Public Accounting Firm
  The Bank of New York               Ernst & Young LLP
  101 Barclay Street                 233 South Wacker Drive
  New York, New York 10286           Chicago, Illinois 60606

Legal Counsel
  Vedder, Price, Kaufman & Kammholz, P.C.
  222 North LaSalle Street
  Chicago, Illinois 60601

[CLAYMORE(R) LOGO]

                      CLAYMORE INVERSE RATE MUNICIPAL FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or its Statement of Additional Information by calling (877) CLAYMORE. Free copies of the Fund's shareholder reports and its Statement of Additional Information are available from our web site at www.claymore.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                 CLASS A SHARES

                                 CLASS C SHARES



                                   PROSPECTUS


Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

                                     , 2005



The Fund's Investment Company Act File No. is 811-21719.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA                     Debt rated "AAA" has the highest rating assigned by S&P.
                        Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

-------------------------------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa                      Bonds are judged to be of high quality by all standards.
                        Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C   Bonds that possess one of these ratings provide
                        questionable protection of interest and principal
                        ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)              Bonds for which the security depends upon the completion
                        of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
                        (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1            This designation denotes best quality. There is present
                        strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2            This designation denotes high quality. Margins of
                        protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3            This designation denotes favorable quality. All security
                        elements are accounted for but there is lacking the undeniable strength of the preceding grades.
                        Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4            This designation denotes adequate quality. Protection
                        commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --       Leading market positions in well-established industries.

         --       High rates of return on Funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  ISSUERS RATED NOT PRIME DO NOT FALL WITHIN ANY OF THE PRIME RATING CATEGORIES.

                 SUBJECT TO COMPLETION - DATED SEPTEMBER 2, 2005

         The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 CLAYMORE TRUST

                      CLAYMORE INVERSE RATE MUNICIPAL FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION

         Claymore Inverse Rate Municipal Fund's (the "Fund") primary investment objective is to provide total return in a rising interest rate environment. The Fund's secondary objective is to provide shareholders with current income exempt from federal income taxes.

         The Fund is organized as a diversified series of the Claymore Trust, an open-end management investment company (the "Trust").

         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus, dated , 2005 (the "Prospectus") of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information, and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.claymore.com or any prospectus and/or report may be obtained without charge by writing Claymore Securities, Inc. at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling (800) 345-7999.

       This Statement of Additional Information is dated __________, 2005.

                                TABLE OF CONTENTS

                                                                            PAGE
General Information..........................................................S-1
Investment Objectives, Principal Investment Strategies and Risks.............S-2
Investment Restrictions.....................................................S-16
Management of the Fund......................................................S-17
Investment Advisory Agreement...............................................S-22
Distribution and Service....................................................S-25
Dealer Reallowances.........................................................S-26
Transfer Agent..............................................................S-26
Portfolio Transactions and Brokerage Allocation.............................S-27
Shareholder Services........................................................S-28
Redemption of Shares........................................................S-29
Federal Income Taxation.....................................................S-31
Fund Performance............................................................S-35
Other Information...........................................................S-35

                               GENERAL INFORMATION

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund has elected to be classified as a diversified series of an open-end management investment company.

         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         The Fund currently offers two classes of shares: Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

        INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

         Municipal Leases and Certificates of Participation. The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance.

         Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

         A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities.

Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation.

         In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation;
(ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

         Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

         Tax-Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

         Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.

         Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund will not invest in private activity bonds subject to the alternative minimum tax.

         Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Investment Adviser intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Investment Adviser intends to manage the portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

         Insured Municipal Securities. The Fund may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a higher credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

         Auction Rate Securities. The Fund may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the 1940 Act. Dividends received by the Fund on such auction rate municipal securities will not be eligible for treatment as tax-qualified dividends.

         U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

         Illiquid Securities. The Fund may invest up to 15% of its total assets in illiquid securities (that is, securities that are not readily marketable). Liquidity of a security relates to the ability to easily dispose of a security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities include, but are not limited to restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund's Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell.

         Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and principal investment strategies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. To the extent that the Fund purchases shares of common stock of other investment companies, it will bear a pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund's investment in another investment company may not be tax-exempt or eligible for treatment as tax-qualified dividends.

         Standby Commitments. In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund. Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Investment Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

         Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash.

         These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

TEMPORARY DEFENSIVE INVESTMENTS

         Under normal circumstances, the Fund will pursue its investment strategy by investing in a diversified portfolio of municipal securities. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund also may invest in shares of money market mutual funds including funds affiliated with the Investment Adviser to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental and nonfundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

STRATEGIC TRANSACTIONS

         The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to achieve the Fund's investment objectives. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Investment Adviser seeks to use such transactions to further the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal

Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

         Swaps. The Fund may enter interest rate, index and other swaps and the purchase or sale of related for the purpose of realizing the Fund's investment objectives. The Fund expects to enter into these transactions primarily to protect against rising interest rates, to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. So long as the Fund segregates assets (or enters into offsetting positions) to cover its obligations under swaps, the Investment Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Investment Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

         Futures Contracts. The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

         An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

         Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

         In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

         For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

         At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities. Additionally, the Fund from time to time could purchase futures contracts when the Fund anticipates a significant market or market sector advance as a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales.

         Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

         There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

         There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Investment Adviser may still not result in a successful hedging transaction.

         There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

         Successful use of futures contracts is also subject to the Investment Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

         Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

         Options on Futures Contracts. The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

         Risks of Transactions in Options on Futures Contracts. In addition to the risks described below which apply to all options transactions, there are several special risks relating to options on futures contracts. The Investment Adviser will not purchase options on futures contracts on any exchange unless in the Investment Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

         Options. The Fund may purchase and write (sell) options on securities and stock indices for the purpose of realizing the Fund's investment objectives.

         Purchasing Call or Put Options. The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

         Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

         In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

         Selling Call and Put Options. The Fund may from time to time sell options for the purpose of obtaining, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

         The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

         The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

         To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

         The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

         Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

         Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

         Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

         Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Investment Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

         In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Adviser.

         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

CERTAIN OTHER INVESTMENT PRACTICES

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

ADDITIONAL RISK CONSIDERATIONS

         Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, short-term financing rates in connection with any financial leverage the Fund may have issued would likely increase, which would tend to further reduce returns to shareholders.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs that invest primarily in securities of the types in which the Fund may invest directly. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of financial leverage.

         Derivatives Risk. The Investment Adviser may, but is not required to, utilize futures contracts, options and swaps and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

         Neither the Fund nor the Investment Adviser is registered as a Commodity Pool Operator. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Illiquid Securities Risk. The Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

         Portfolio Turnover Risk. Portfolio turnover is not a limiting factor with respect to investment decisions of the Investment Adviser. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions the Fund's annual turnover rate may exceed 100%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Taxation."

         Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Fund's shares.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND


         TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser.

         Trustees serve until their successors have been duly elected.

                                                                              NUMBER
                                                                              OF
                                                                              PORTFOLIOS
                                                                              IN FUND
                            POSITION(S)    LENGTH          PRINCIPAL          COMPLEX
                            HELD           OF            OCCUPATION(S)        OVERSEEN             OTHER
    NAME (AND AGE) AND      WITH THE       TIME        DURING PAST FIVE       BY            DIRECTORSHIPS HELD
     BUSINESS ADDRESS       FUND           SERVED            YEARS            TRUSTEE           BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes (52)      Trustee        Trustee     Formerly, Senior            5        None


                                      S-17

                                                                              NUMBER
                                                                              OF
                                                                              PORTFOLIOS
                                                                              IN FUND
                            POSITION(S)    LENGTH          PRINCIPAL          COMPLEX
                            HELD           OF            OCCUPATION(S)        OVERSEEN             OTHER
    NAME (AND AGE) AND      WITH THE       TIME        DURING PAST FIVE       BY            DIRECTORSHIPS HELD
     BUSINESS ADDRESS       FUND           SERVED            YEARS            TRUSTEE           BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
2455 Corporate West Drive                  since 2005  Vice President
Lisle, IL 60532                                        Treasurer
                                                       (1993-1997),
                                                       President, Pizza Hut
                                                       International
                                                       (1991-1993) and
                                                       Senior Vice
                                                       President, Strategic
                                                       Planning and New
                                                       Business Development
                                                       (1987-1990) of
                                                       PepsiCo, Inc.
                                                       (1987-1997).

Ronald A. Nyberg (51)       Trustee        Trustee     Principal of Ronald         12       Director, Edward
2455 Corporate West Drive                  since 2005  A. Nyberg, Ltd., a                   Hospital Foundation,
Lisle, IL 60532                                        law firm                             Naperville, IL;
                                                       specializing in                      Trustee, North Park
                                                       Corporate Law,                       University, Chicago.
                                                       Estate Planning and
                                                       Business
                                                       Transactions from
                                                       2000-present.

Ronald E. Toupin, Jr. (46)  Trustee        Trustee     Formerly Vice               10       None
2455 Corporate West Drive                  since 2005  President, Manager
Lisle, IL 60532                                        and Portfolio
                                                       Manager of Nuveen
                                                       Asset Management
                                                       (1998-1999), Vice
                                                       President of Nuveen
                                                       Investment Advisory
                                                       Corporation (1992-1999),
                                                       Vice President and
                                                       Manager of Nuveen Unit
                                                       Investment Trusts
                                                       (1991-1999), and
                                                       Assistant Vice President
                                                       and Portfolio Manager of
                                                       Nuveen Unit Trusts
                                                       (1988-1999), each of John
                                                       Nuveen & Company, Inc.
                                                       (asset manager)
                                                       (1982-1999).

INTERESTED TRUSTEE AND OFFICERS

Nicholas Dalmaso (40)*      Trustee;       Trustee     Senior Managing             14       None
2455 Corporate West Drive   Chief Legal    since 2005  Director and General
Lisle, Illinois 60532       and                        Counsel of Claymore
                            Executive                  Advisors, LLC and
                            Officer;                   Claymore Securities,
                            Chief                      Inc.  Chief Legal
                            Compliance                 and Executive
                            Officer                    Officer of Funds in
                                                       the Fund Complex.
                                                       Formerly, Assistant
                                                       General Counsel,
                                                       John Nuveen and
                                                       Company Inc.
                                                       (1999-2000).  Former
                                                       Vice President and
                                                       Associate General
                                                       Counsel of Van
                                                       Kampen Investments,
                                                       Inc. (1992-1999).

                                      S-18

                                                                              NUMBER
                                                                              OF
                                                                              PORTFOLIOS
                                                                              IN FUND
                            POSITION(S)    LENGTH          PRINCIPAL          COMPLEX
                            HELD           OF            OCCUPATION(S)        OVERSEEN             OTHER
    NAME (AND AGE) AND      WITH THE       TIME        DURING PAST FIVE       BY            DIRECTORSHIPS HELD
     BUSINESS ADDRESS       FUND           SERVED            YEARS            TRUSTEE           BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
Steven M. Hill (40)         Chief          Since 2005  Senior Managing            N/A       None
2455 Corporate West Drive   Financial                  Director and Chief
Lisle, IL 60532             Officer,                   Financial Officer of
                            Chief                      Claymore Advisors,
                            Accounting                 LLC and Claymore
                            Officer and                Securities, Inc.,
                            Treasurer                  2005 to present;
                                                       Managing Director of
                                                       Claymore Advisors, LLC
                                                       and Claymore Securities,
                                                       Inc., 2003 to 2005;
                                                       Treasurer of Henderson
                                                       Global Funds and
                                                       Operations Manager of
                                                       Henderson Global
                                                       Investors (NA) Inc.
                                                       (2002-2003); Managing
                                                       Director, FrontPoint
                                                       Partners LLC (2001-2002);
                                                       Vice President, Nuveen
                                                       Investments (1999-2001);
                                                       Chief Financial Officer,
                                                       Skyline Asset Management
                                                       LP (1999); Vice
                                                       President, Van Kampen
                                                       Investments and Assistant
                                                       Treasurer, Van Kampen
                                                       mutual funds (1989-1999).

Melissa Nguyen (27)         Secretary      Since 2005  Assistant Vice             N/A       None
2455 Corporate West Drive                              President of
Lisle, IL 60532                                        Claymore Securities,
                                                       Inc.; previously,
                                                       Associate, Vedder,
                                                       Price, Kaufman &
                                                       Kammholz, P.C.

William Belden (40)         Vice           Since 2005  Managing Director of       N/A       None
2455 Corporate West Drive   President                  Claymore Securities,
Lisle, IL 60532                                        Inc.  Previously,
                                                       Vice President of Product
                                                       Management at Northern
                                                       Trust Global Investments
                                                       (1999-2005); and Vice
                                                       President of Product
                                                       Development at Stein Roe
                                                       & Farnham (1995-1999).

James Howley (32)           Assistant      Since 2005  Vice President, Fund       N/A       None
2455 Corporate West Drive   Treasurer                  Administration of
Lisle, IL 60532                                        Claymore Securities,
                                                       Inc. (2004-present).
                                                       Previously, Manager,
                                                       Mutual Fund
                                                       Administration of
                                                       Van Kampen
                                                       Investments, Inc.


                                      S-19

                                                                              NUMBER
                                                                              OF
                                                                              PORTFOLIOS
                                                                              IN FUND
                            POSITION(S)    LENGTH          PRINCIPAL          COMPLEX
                            HELD           OF            OCCUPATION(S)        OVERSEEN             OTHER
    NAME (AND AGE) AND      WITH THE       TIME        DURING PAST FIVE       BY            DIRECTORSHIPS HELD
     BUSINESS ADDRESS       FUND           SERVED            YEARS            TRUSTEE           BY TRUSTEE
--------------------------------------------------------------------------------------------------------------
Heidemarie Gregoriev (32)   Assistant      Since 2005  Vice President and         N/A       None
2455 Corporate West Drive   Secretary                  Assistant General
Lisle, IL 60532                                        Counsel, Claymore
                                                       Advisors, LLC and
                                                       Claymore Securities,
                                                       Inc. (since 2004).
                                                       Previously, Legal
                                                       Counsel for
                                                       Henderson Global
                                                       Investors (North
                                                       America) Inc.
                                                       (2001-2004) and
                                                       Assistant Secretary
                                                       (2001-2004) and
                                                       Chief Legal Officer
                                                       (2003-2004) for
                                                       Henderson Global
                                                       Funds; Associate,
                                                       Gardner, Carton &
                                                       Douglas (1997-2001).

Richard Sarhaddi (30)       Assistant      Since 2005  Assistant Vice             N/A       None
2455 Corporate West Drive   Secretary                  President of
Lisle, IL 60532                                        Claymore Advisors,
                                                       LLC and Claymore
                                                       Securities, Inc.;
                                                       Assistant Secretary
                                                       of funds in the Fund
                                                       Complex. Previously,
                                                       Editor, CCH
                                                       Incorporated.

------------------------
* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.

BOARD COMMITTEES

         Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider recommendations by shareholders if a vacancy exists. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and Barnes serve on the Fund's Executive Committee. Another Trustee, who is not an "interested person" of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each Trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $1,000 per Board meeting attended for the Fund, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the year ended December 31, 2004. Officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005, assuming the Fund had been in existence for the full fiscal year.

                               AGGREGATE              PENSION OR                                TOTAL COMPENSATION
                               ESTIMATED         RETIREMENT BENEFITS      ESTIMATED ANNUAL       FROM THE FUND AND
                           COMPENSATION FROM      ACCRUED AS PART OF        BENEFITS UPON        FUND COMPLEX PAID
          NAME                THE FUND(1)          FUND EXPENSES(1)         RETIREMENT(1)           TO TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Randall C. Barnes                $4,000                  None                   None                    $92,000
Ronald A. Nyberg                 $4,000                  None                   None                   $222,500
Ronald E. Toupin, Jr.            $4,000                  None                   None                   $181,500
Nicholas Dalmaso                   None                  None                   None                       None

------------------------
(1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

SHARE OWNERSHIP

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amount specified below.

                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED
                                                                INVESTMENT COMPANIES OVERSEEN BY
                             DOLLAR RANGE OF EQUITY              TRUSTEE IN FAMILY OF INVESTMENT
                 NAME        SECURITIES IN THE FUND                       COMPANIES(1)
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes                     None                             Over $100,000
Ronald A. Nyberg                      None                             $50,001 - $100,000
Ronald E. Toupin, Jr.                 None                             None

INTERESTED TRUSTEE:
Nicholas Dalmaso                      None                             None

------------------------
(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund - Trustees and Officers."

         As of the date hereof, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 12(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

CODE OF ETHICS

         The Fund, the Investment Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Investment Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                          INVESTMENT ADVISORY AGREEMENT


ADVISORY AGREEMENT

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.

         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to [ ]% and [ ]% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until ______, 200_.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2007, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Agreement from reckless disregard for its duties under the Advisory Agreement, its obligations and duties, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates.

APPROVAL OF THE ADVISORY AGREEMENT

         [TO COME BY AMENDMENT]

ADMINISTRATION AGREEMENT

         Claymore Advisors, LLC serves as administrator of the Trust pursuant to an Administration Agreement dated May 27, 2005.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Trust:

                RATE             NET ASSETS
                0.04%            First $200,000,000
                0.03%            Next $300,000,000
                0.02%            Next $500,000,000
                0.01%            Over $1,000,000,000

PORTFOLIO MANAGEMENT

         Vincent Giordano, Roberto Roffo and Christian Smith serve as the co-portfolio managers for the Fund.

         Other Accounts Managed by the Portfolio Managers. The portfolio managers manage other accounts. As of June 30, 2005, information on these other accounts is as follows:

Type of Account                Number          Total Assets      Number Charged           Total Assets Charged
                                                                 Performance Fees         Performance Fees
--------------------------------------------------------------------------------------------------------------
Registered investment companies
Other pooled investment
vehicles
Other advisory accounts

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. The portfolio managers each receive a base salary plus a discretionary bonus.

         Because the Fund is newly organized, the portfolio managers own no shares of the Fund.

                            DISTRIBUTION AND SERVICE

         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group, LLC and an affiliate of the Investment Adviser acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

RULE 12B-1 PLANS

         The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class A Shares and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and shareholder services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and C, shareholders under a Services Agreement with Claymore Securities Inc. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

         The Rule 12b-1 distribution plan for Class C Shares provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans for Class A and Class C Shares provide compensation to Claymore Securities, Inc. or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class A and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and services for those classes, the agreement is approved and reviewed separately for each Class in accordance with Rule 12b-1 under the 1904 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing is shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A Shares, and Class C Shares in accordance with Rule 12b-1.

         If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to Claymore Securities, Inc. pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by Claymore Securities, Inc. other than fees already payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse Claymore Securities Inc, for its expenses incurred.

CLASS C SHARES

         Distribution Services. For its services under the Distribution Agreement, Claymore Securities, Inc. receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of [ ]% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. Claymore Securities, Inc. currently advances to firms the first year distribution fee at a rate of [ ]% of the purchase price of Class C Shares. For periods after the first year, Claymore Securities, Inc. currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of [ ]% of net assets attributable to Class C Shares maintained and services by the firm. This fee continues until terminated by Claymore Securities, Inc. or the applicable Fund. Claymore Securities, Inc. also receives any contingent deferred sales charges paid with respect to Class C Shares.

CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, Claymore Securities, Inc. receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to [ ]% of the average daily net assets of Class A and C shares of the Fund.

         With respect to Class A Shares of the Fund, Claymore Securities, Inc. pays each firm a service fee, payable quarterly, at an annual rate of up to [ ]% of the net assets in fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of the fund, Claymore Securities, Inc. currently advances to firms the first-year service fee at a rate of up to [ ]% of the purchase price of such shares. For periods after the first year, Claymore Securities, Inc. currently intends to pay firms a service fee at a rate of up to [ ]% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of Claymore Securities, Inc. In addition, Claymore Securities, Inc. may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

         Claymore Securities, Inc. also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Fund.

                               DEALER REALLOWANCES

         The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

                                 TRANSFER AGENT

         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., FL 3, Milwaukee, WI 53202 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Fund and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Investment Adviser are made by the Investment Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Investment Adviser even though it could also have been purchased or sold for other clients at the same time.

         Likewise, a particular security may be purchased on behalf of one or more clients when the Investment Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Investment Adviser, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

         Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of the Fund, the Investment Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are considerations of judgment.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Investment Adviser's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Investment Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Investment Adviser will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Investment Adviser uses such research in servicing other clients as well as the Trust.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Investment Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Investment

Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

                              SHAREHOLDER SERVICES

         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services and Policies."

INVESTMENT ACCOUNT

         Each shareholder has an investment account under which the investor's shares of the Fund are held by US Bancorp, the Fund's transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.

SHARE CERTIFICATES

         The Fund will not issue share certificates.

RETIREMENT PLANS

         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling
(877) CLAYMORE.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss may be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation." The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
PLANS

         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from Class C Shares of the Fund is 12% annually. No CDSC will be imposed on the systematic withdrawal plan redemptions.

         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         The Fund may generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         Some of the call options the Fund may write on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code.

TAXATION OF SHAREHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ. The Fund from time to time also may include supplemental total return information that does not include sales charges.

         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.claymore.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                                OTHER INFORMATION

         DISCLOSURE OF PORTFOLIO HOLDINGS

         The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Disclosure Policies apply to the Fund, Investment Adviser and other service providers. Pursuant to the Disclosure Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Investment Adviser to the Fund's shareholders. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or any affiliated person of the Investment Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Chief Compliance Officer and the Board of Trustees.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:

         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

         Shareholder In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the Board of Trustees (or a designated committee thereof). The CCO will report to the Board of Trustees on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. At this time, the Investment Adviser and the Fund have not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings.

CUSTODY OF ASSETS

         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

         Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

         The Investment Adviser will engage an independent third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund.

         The Investment Adviser will periodically review the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except upon the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

         To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Investment Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

         Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

         Counsel to the Fund and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

     (a)  Agreement and Declaration of Trust of Registrant (1)

     (b)  By-Laws of Registrant (1)

     (c)  Not applicable

     (d)  (1) Investment Advisory Agreement between Claymore Advisors, LLC and:

               (i)  Claymore/Fiduciary Strategic Equity Fund (1)

               (ii) Claymore Peroni Equity Opportunities Fund (1)

              (iii) Claymore/Fiduciary Large Cap Core Fund (**)

               (iv) Claymore Core Equity Fund (**)

                (v) Claymore/[   ] Senior Floating Rate Fund(**)

               (vi) Claymore/Zacks Multi-Cap Opportunities Fund(**)

              (vii) Claymore Inverse Rate Municipal Fund (*)

          (2)  Investment Sub-Advisory Agreement among the Adviser and:

               (i) Claymore/Fiduciary Strategic Equity Fund and Fiduciary Asset Management, LLC (1)

              (ii) Claymore/Fiduciary Large Cap Core Fund and Fiduciary Asset Management, LLC (**)

             (iii)  Claymore/[   ] Senior Floating Rate Fund and [   ](**)

              (iv) Claymore/Zacks Multi-Cap Opportunities Fund and Zacks Investment Management, Inc.(**)

     (e)  (1) Form of Distribution Agreement (1)

          (2) Form of Dealer Selling Agreement (1)

     (f)  Not applicable

     (g)  Form of Custody Agreement (1)

     (h)  (1)  Form of Transfer Agency Agreement (2)

          (2)  Form of Fund Accounting Agreement (1)

          (3)  Form of Administration Agreement (1)

          (4)  Form of Shareholder Services Agreement (1)

          (5)  Form of Blue Sky Compliance Servicing Agreement (2)

          (6) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Strategic Equity Fund) (1)

          (7) Form of Expense Reimbursement Agreement (Claymore Peroni Equity Opportunities Fund) (1)

          (8) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Large Cap Core Fund)(**)

          (9)  Form of Expense Reimbursement Agreement (Claymore Core Equity
               Fund)(**)

         (10)  Form of Expense Reimbursement Agreement (Claymore/[   ] Senior
               Floating Rate Fund)(**)

         (11) Form of Expense Reimbursement Agreement (Claymore/Zacks Multi-Cap Opportunities Fund)(**)

         (12) Form of Expense Reimbursement Agreement (Claymore Inverse Rate Municipal Fund)(*)

     (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. for:

               (1) Claymore/Fiduciary Large Cap Core Fund (**)

               (2) Claymore Core Equity Fund (**)

               (3) Claymore/[   ] Senior Floating Rate Fund(**)

               (4) Claymore/Zacks Multi-Cap Opportunities Fund(**)

               (5) Claymore Inverse Rate Municipal Fund (*)

     (j)  Consent of Independent Registered Public Accounting Firm (*)

     (k)  Not applicable

     (l)  Form of Initial Subscription Agreement (1)

     (m)  Plan of Distribution pursuant 12b-1 (1)

     (n)  Rule 18f-3 Plan (1)

     (p)  (1) Code of Ethics of the Fund and the Adviser (1)

          (2)  Codes of Ethics of investment sub-advisors:

               (i)  Fiduciary Asset Management, LLC (1)

              (ii)  [    ](**)

             (iii)  Zacks Investment Management, Inc.(**)

     (q)  Power of Attorney (1)


------------------
(*) To be filed by amendment

(**)This filing does not relate to these series (see explanatory note). These documents will be filed by separate Post-Effective Amendments relating to these series.

(1) Previously filed in Registrant's Pre-Effective Amendment No. 3 as filed with the Commission on June 17, 2005.

(2) Previously filed in Registrant's Pre-Effective Amendment No. 4 as filed with the Commission on June 27, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         See the Statement of Additional Information

ITEM 25.  INDEMNIFICATION

         Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

         Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

         Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


         See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement," in the Statement of Additional Information for information regarding the business of the Investment Adviser.

         For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 129288) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)      Not Applicable

(b)

                                                                                          POSITIONS AND
                NAME AND PRINCIPAL               POSITIONS AND OFFICES WITH              OFFICES WITH
                BUSINESS ADDRESS1                       UNDERWRITER                        THE FUNDS
                -----------------------------------------------------------------------------------------
                David C. Hooten                 Chief Executive Officer                       None
                Nicholas Dalmaso                Senior Managing Director and             Trustee, Chief
                                                General Counsel                       Legal and Executive
                                                                                       Officer and Chief
                                                                                       Compliance Officer
                Michael J. Rigert               President                                     None
                Anthony J. DiLeonardi           Senior Managing Director,                     None
                                                Distribution
                Charles G. Millington           Senior Managing Director, Chief               None
                                                Financial Officer, Chief Operating
                                                Officer
                Anne S. Kochevar                Managing Director, Chief Compliance           None
                                                Officer
                Brian S. Wesbury                Senior Managing Director, Chief               None
                                                Investment Strategist and Chairman
                                                of the Investment Committee

               1 The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.

(c)      Not Applicable


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Transfer Agent at 615 E. Michigan St. Fl 3, Milwaukee, WI 53202.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable

ITEM 30.  UNDERTAKINGS

         Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle and State of Illinois, on the 2nd day of September, 2005.



                                  By:  /s/ Nicholas Dalmaso
                                  ----------------------------------------------
                                  By:  Nicholas Dalmaso, Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 2nd day of September, 2005 by the following persons in the capacities set forth below.



                 SIGNATURES                  TITLE
         ---------------------------         ----------------

                  *                          Trustee
             ------------------
             Randall C. Barnes

                  *                          Trustee
             ------------------
             Ronald A. Nyberg

                  *                          Trustee
             ------------------
             Ronald E. Toupin, Jr.

             /s/ Nicholas Dalmaso            Trustee and Chief Executive Officer
             ------------------
             Nicholas Dalmaso

             /s/ Steven M. Hill              Treasurer, Chief Financial Officer
             ------------------              and Chief Accounting Officer
             Steven M. Hill

             */s/ Nicholas Dalmaso
             ------------------
             Nicholas Dalmaso
             Attorney-In-Fact, pursuant to power of attorney filed previously in Pre-Effective Amendment No. 3 to the Registrant's Registration Statement as filed with the Commission on June 17, 2005.





                                      C-4